UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 390-2337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2023, Twilio Inc. (the “Company”, “we” or “our”) announced that it expects to report results for the fourth quarter of 2022 at or above the guidance ranges provided in its earnings press release furnished as Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on November 3, 2022.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On February 13, 2023, the Company committed to a workforce reduction plan (the “February Plan”), that is intended to reduce operating costs, improve operating margins, and accelerate profitability. The February Plan includes the elimination of approximately 17% of the Company’s current workforce.

As a result of the February Plan, the Company estimates that it will incur approximately $100-$135 million in charges in connection with the workforce reduction, consisting of cash expenditures for employee transition, notice period and severance payments, employee benefits, and related facilitation costs.

The Company expects that the majority of the restructuring charges related to the February Plan will be incurred in the first quarter of 2023 and that the execution of the February Plan, including cash payments, will be substantially complete by the end of the second quarter of 2023.

The Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the implementation of the February Plan. The Company intends to exclude the charges associated with the February Plan from its non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP (loss) income from operations, and non-GAAP operating margin.

Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process beyond the second quarter of 2023 in certain countries. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

Separately, on February 13, 2023, the Company announced that it will permanently close additional office locations. The Company had previously closed a number of its office locations pursuant to its May 2022 announcement, which resulted in an impairment loss of $97.7 million that the Company recorded in the third quarter of 2022 and an approximately $7-$10 million that the Company expects to record in the first quarter of 2023. The February announcement will result in an additional impairment of approximately $10-$25 million that will be recorded during 2023 as the exit activities are finalized in each location.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President of Twilio Data & Applications and President of Twilio Communications

On February 10, 2023, in connection with the Reorganization (as defined below), the Company’s board of directors (the “Board”) appointed Elena Donio as President, Twilio Data & Applications, effective March 1, 2023. Ms. Donio has been serving as the Company’s President of Revenue since May 2022. When her appointment as President, Twilio Data & Analytics takes effect, Ms. Donio will cease serving as President of Revenue.

On February 10, 2023, in connection with the Reorganization (as defined below), the Board appointed Khozema Shipchandler as President, Twilio Communications, effective March 1, 2023. Mr. Shipchandler has been serving as the Company’s Chief Operating Officer since October 2021, in addition to serving as principal financial and accounting officer. Prior to serving as the Company’s Chief Operating Officer, Mr. Shipchandler served as the Company’s Chief Financial Officer from November 2018 through October 2021. When his appointment as President, Twilio Communications takes effect, Mr. Shipchandler will cease serving as Chief Operating Officer, principal financial and accounting officer.

The background and business experience of each of Ms. Donio and Mr. Shipchandler, and information regarding any transactions between each of Ms. Donio and Mr. Shipchandler and the Company subject to disclosure under Item 404(a) of Regulation S-K, are disclosed in the Company’s Proxy Statement for its 2022 annual meeting of stockholders, as filed with the Securities Exchange Commission on May 5, 2022. Neither Ms. Donio nor Mr. Shipchandler have family relationships with any of the Company’s other directors or executive officers. There are no arrangements or understandings between the foregoing officer appointees and any other person pursuant to which such officer appointee was selected as an officer. No changes were made to the existing compensatory and severance arrangements of Ms. Donio and Mr. Shipchandler in connection with their appointments.

Appointment of Chief Financial Officer

On February 10, 2023, the Board appointed Aidan Viggiano, 43, as the Company’s Chief Financial Officer, effective March 1, 2023. Ms. Viggiano will also serve as the Company’s principal financial and accounting officer, effective March 1, 2023.

Ms. Viggiano has served as the Company’s Senior Vice President of Finance since November 2021, and prior to that she served as the Company’s Vice President of Corporate Finance from August 2019. From August 2003 until May 2019, Ms. Viggiano served in a variety of finance leadership positions at General Electric Company, a publicly traded industrial technology company, including, most recently, in Investor Relations from January 2018 to May 2019, and as Chief of Staff to the Chief Financial Officer from August 2012 until December 2017. Ms. Viggiano holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

In connection with and subject to Ms. Viggiano’s appointment as Chief Financial Officer, the Compensation and Talent Management Committee approved the terms of an offer letter (the “CFO Offer Letter”), which the Company entered into with Ms. Viggiano on February 10, 2023, setting forth the terms of her employment and compensation. Pursuant to the CFO Offer Letter, effective March 1, 2023, Ms. Viggiano will receive a base salary of $850,000 per year. Further, upon the effective date of her appointment as Chief Financial Officer, Ms. Viggiano will be eligible to receive an award of restricted stock units (the “RSU Award”) with an aggregate value of approximately $3,000,000. The RSU Award will commence vesting on May 15, 2023 and will vest in equal quarterly installments thereafter for 16 quarters, subject to Ms. Viggiano’s continued employment with the Company through each vesting date.

Ms. Viggiano will also enter into the Company’s standard form of indemnification agreement on or prior to the effective date of her appointment as Chief Financial Officer, a copy of which is has previously been filed on February 26, 2021, as Exhibit 10.1 to the Company’s Annual Report on Form 10-K and will continue as a participant in the Company’s Key Executive Severance Plan, a copy of which has previously been filed on May 10, 2018, as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q. No other changes are expected to be made to Ms. Viggiano’s existing compensatory or severance arrangements.

There are no other arrangements or understandings between Ms. Viggiano and any other persons pursuant to which Ms. Viggiano was appointed as the Company’s Chief Financial Officer. There are no family relationships between Ms. Viggiano and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the CFO Offer Letter is subject to, and qualified in its entirety by, the full text of the CFO Offer Letter, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ended December 31, 2022.

Chief Executive Officer Compensation

On February 10, 2023, the Board, upon the recommendation of the Compensation and Talent Management Committee and at the request of Jeff Lawson, the Company’s Chief Executive Officer and Co-Founder, approved a reduction in Mr. Lawson’s annual base salary from $134,000 per year to $65,535 per year, effective March 1, 2023.

Item 7.01	Regulation FD Disclosure.

On February 13, 2023, the Company began notifying team members affected by the February Plan and communicated the changes to the entire company with a letter from Jeff Lawson, the Company’s Chief Executive Officer and Co-Founder, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01	Other Events.

On February 10, 2023, the Board approved a reorganization of the Company’s business into two business units: Twilio Data & Applications and Twilio Communications (the “Reorganization”). The Company believes that the Reorganization will strategically realign the business to promote efficient and accelerated growth.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the Company’s expectations regarding the costs, benefits, timing and financial impacts from the February Plan and the Reorganization, the Company’s outlook for the fourth quarter of 2023, and related matters. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: the Company’s ability to successfully implement its cost-saving initiatives and to capture expected efficiencies; the Company’s ability to realize the anticipated benefits of changes to its operating model and organizational structure; the impact of macroeconomic uncertainties and market volatility; the Company’s financial performance, including expectations regarding its results of operations and the assumptions underlying such expectations and ability to achieve and sustain profitability; the Company’s ability to attract and retain customers; the Company’s ability to compete effectively in an intensely competitive market; the Company’s ability to comply with modified or new industry standards, laws and regulations applying to its business, and increased costs associated with regulatory compliance; the Company’s ability to manage changes in network service provider fees and optimize its network service provider coverage and connectivity; the Company’s ability to form and expand partnerships; and the Company’s ability to successfully enter into new markets and manage its international expansion.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including its most recent report on Form 10-Q, subsequent reports on Form 10-K and Form 10-Q, and any amendments to any of the foregoing. Should any of these risks materialize, or should the

Company’s assumptions prove to be incorrect, actual financial results could differ materially from the Company’s projections or those implied by these forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K.

Forward-looking statements represent the Company’s management’s beliefs and assumptions only as of the date such statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Letter to Twilio team members from Jeff Lawson, dated February 13, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

February 13, 2023	By:	/s/ Khozema Z. Shipchandler
	Name:	Khozema Z. Shipchandler
	Title:	Chief Operating Officer